UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule Sec.240.14a-12

Celsius Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒		No fee required

☐		Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

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☐		Fee paid previously with preliminary materials:

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CELSIUS HOLDINGS, INC.	CONTROL ID:

REQUEST ID:

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS

for the Annual Meeting of Shareholders to be Held on July 30, 2020

Meeting Information
DATE:	July 30, 2020
TIME:	2:00 pm eastern time
LOCATION:	Virtually via a live webcast at: https://www.issuerdirect.com/virtual-event/celh

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/celh and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and Annual Report to Shareholders are available at: https://www.iproxydirect.com/celh

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before July 20, 2020.

you may enter your voting instructions at https://www.iproxydirect.com/celh until 11:59 pm eastern time july 29, 2020.

The Annual Meeting of Shareholders will be held via live webcast. There will not be a physical in-person meeting. You may attend the Annual Meeting virtually via the internet at http://www.issuerdirect.com/virtual-event/celh where you will also be able to vote electronically. The proxy statement contains additional information regarding voting procedures.

The purposes of this annual meeting are as follows:

1.
To elect seven (7) directors nominated buy our Board of Directors as set forth in the proxy statement;

2.
To ratify the appointment of assurance dimensions as our independent registered public accounting firm for the year ending December 31, 2020;

3.
To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Pursuant to new Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies. The materials include the Notice of Annual Meeting of Shareholders, our Proxy Statement and 2019 Annual Report. The Proxy Statement contains detailed information regarding voting procedures.

The board of directors has fixed the close of business on june 10, 2020 as the record date for the determination of shareholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $0.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

ISSUER DIRECT CORPORATION SHAREHOLDER SERVICES 1 Glenwood Avenue Suite 1001 Raleigh NC 27603	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT